EXHIBIT 99.1

          EARNINGS PRESS RELEASE OF CITIZENS SOUTH BANKING CORPORATION

                  CITIZENS SOUTH BANKING CORPORATION ANNOUNCES
                  EARNINGS FOR THE QUARTER ENDED JUNE 30, 2003

      GASTONIA, NC, July 21, 2003 --- Citizens South Banking Corporation (Nasdaq: CSBC), the holding company for Citizens South Bank, announced earnings for the quarter ended June 30, 2003, of $1.1 million, or $0.13 per share. Earnings for the same quarter in 2002 were also $1.1 million, or $0.13 per share. Net income for the six months ended June 30, 2003, was $2.3 million, or $0.26 per share, as compared to $2.1 million, or $0.24 per share, for the six months ended June 30, 2002. This represents an increase of $209,000, or 9.8%, in net income and a $0.02, or 8.3%, increase in earnings per share compared to the prior six-month period.

      Second quarter earnings remained flat from 2002 to 2003, primarily due to continued compression of our net interest margin from 3.3% to 2.7%, resulting from continued decreases in market interest rates. As a result, net interest income decreased by $294,000, or 8.0%, from the quarter ended June 30, 2002, to the comparable period in 2003. Historically low interest rates have spurred an unprecedented level of loan refinancing as well as decreases in interest rates on variable rate loans and yields on investments, resulting in a $548,000, or 8.8%, decrease in interest income. The decrease in interest income was partially offset by a $253,000, or 10.0%, decrease in interest expense, primarily due to lower interest rates paid on deposits. Quarterly noninterest income increased by $454,000, or 50.2%, due in part to a $96,000 increase in loan fee income resulting from increased mortgage banking activity and a $50,000 increase in fees on transaction accounts. During the comparable quarters, noninterest expense increased by $421,000, or 15.5%. This change was largely attributable to a $187,000 increase in compensation resulting mainly from the increased staffing associated with the opening of the Bank's tenth full-service office, located in Mooresville, North Carolina. Also, there was a $111,000 increase in professional services arising in part from measures to ensure compliance with the Sarbanes-Oxley Act and additional expenses associated with operation as fully converted Delaware stock corporation. These increases in noninterest expense were partly offset by a $146,000 decrease in the amortization of the core deposit intangible during the second quarter of 2003. The provision for income taxes decreased by $200,000, or 30.9%, due to slightly lower pretax earnings and a higher percentage of income derived from tax-advantaged assets such as bank owned life insurance.

      The Company's asset quality remains strong despite the continued weakness in the local and national economies. The Company's ratio of nonperforming assets to total assets was 0.19% as of June 30, 2003, compared to 0.65% as of June 30, 2002, and our ratio of nonperforming loans to total loans was 0.26% as of June 30, 2003, compared to 0.40% as of June 30, 2002. Continued weakness in the local and national economies may result in some increase of nonperforming loans in the future.

      President and CEO Kim Price commented, "During this period of industry-wide margin compression, we remain focused on the successful deployment of the additional capital raised during 2002, improving our net interest margin, enhancing existing customer relationships and attracting new customers, while maintaining a high level of asset quality. We are committed to the enhancement of long-term shareholder value and have resisted opportunities to elevate quarterly earnings at the expense of long-term value. We have kept our investment portfolio short in duration and we will maintain our stringent credit quality standards. Management believes that these actions will serve us and our shareholders well in the longer term."

      Citizens South Bank was founded in 1904 and has ten offices in three North Carolina counties - Gaston, Rowan, and Iredell, including eight cities - three in Gastonia and one each in Dallas, Mount Holly, Stanley, Salisbury, Rockwell, Statesville, and Mooresville.

      This news release contains certain forward-looking statements, which are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2002, describe some of these factors. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

                                 (Tables Follow)

                                      # # #

Citizens South Banking Corporation
Selected Financial Information
(dollars in thousands, except per share data)

                                               Quarter ended      Quarter ended       Year ended          Year ended
                                               June 30, 2003     March 31, 2003    December 31, 2002   December 31, 2001
                                               -------------     --------------    -----------------   -----------------
                                                (unaudited)        (unaudited)
Income Statement Data:
Interest income .........................        $    5,645         $    5,903         $   24,716         $    16,382
Interest expense ........................             2,286              2,328             10,195               9,770
                                                 ----------         ----------         ----------         -----------
Net interest income .....................             3,359              3,575             14,521               6,612
Provision for loan losses ...............                15                 15                225                 120
                                                 ----------         ----------         ----------         -----------
Net int. income after provision for loan
  losses ................................             3,344              3,560             14,296               6,492
Noninterest income ......................             1,358              1,084              4,121               3,006
Noninterest expense .....................             3,131              2,763             11,381               7,092
                                                 ----------         ----------         ----------         -----------
Income before income taxes ..............             1,571              1,881              7,036               2,406
Income tax expense ......................               447                674              2,528                 702
                                                 ----------         ----------         ----------         -----------
Net income ..............................        $    1,124         $    1,207         $    4,508         $     1,704

Per Share Data (1):
Basic net income ........................        $     0.13         $     0.14         $     0.51         $      0.20
Diluted net income ......................              0.13               0.14               0.51                0.20
Cash dividends declared .................              0.06               0.06               0.16                0.14
Period-end book value ...................             10.67              10.68              10.64                4.62

Financial Ratios:
Return on average stockholders' equity ..              4.72%              5.00%              7.61%               4.17%
Return on average assets ................              0.90               0.97               0.98                0.65
Efficiency ratio ........................             66.96              59.26              61.11               73.64
Net interest margin .....................              2.69               2.88               3.17                2.52
Average equity to average assets ........             19.10              19.41              12.93               15.55

Asset Quality Data:
Allowance for loan losses ...............        $    3,002         $    3,000         $    2,995         $     3,136
Nonperforming loans .....................               802                570                516                 846
Nonperforming assets ....................               948                810              1,823               2,306
Allowance for loan losses to total loans               0.98%              0.98%              0.97%               0.91%
Nonperforming loans to total loans ......              0.26               0.19               0.17                0.35
Nonperforming assets to total assets ....              0.19               0.16               0.37                0.59

Average Balances:
 Total assets ...........................        $  498,901         $  496,746         $  458,316         $   262,800
 Loans receivable, gross ................           304,980            299,144            320,505             166,574
 Interest-earning assets ................           454,675            453,110            416,748             245,652
 Deposits ...............................           342,817            338,799            337,422             169,000
 Interest-bearing liabilities ...........           383,355            374,869            381,664             211,620
 Stockholders' equity ...................            95,268             96,648             59,243              40,876
 Common shares outstanding, basic (1) ...         8,660,195          8,757,664          8,767,982           8,745,626
 Common shares outstanding, diluted (1)           8,808,915          8,920,531          8,870,054           8,786,263

At Period End:
 Total assets ...........................        $  501,217         $  501,216         $  492,567         $   447,581
 Loans receivable, gross ................           306,537            306,340            308,408             342,841
 Interest-earning assets ................           454,746            457,433            456,611             408,475
 Deposits ...............................           345,014            343,865            340,862             353,692
 Interest-bearing liabilities ...........           384,239            383,287            377,234             387,796
 Stockholders' equity ...................            95,253             96,795             96,383              41,630

Other Data:
Amortization of core deposit intangible .        $      106         $      126         $      963         $         0
Net gain / (loss) on sale of assets .....                42                  4                105                 (10)

Footnotes:

(1) All share and per share data have been restated to reflect the 2.1408 conversion ratio of existing shares of common stock used in the second-step stock offering that was completed on September 30, 2002. Common shares outstanding exclude unallocated shares held by the ESOP.

Citizens South Banking Corporation
Consolidated Statements of Financial Condition
(dollars in thousands)

                                                                                June 30,         December 31,
                                                                                  2003               2002
                                                                               -----------       ------------
                                                                               (unaudited)
   ASSETS

Cash and due from banks ................................................        $   7,796         $   7,607
Interest-earning bank balances .........................................           28,062            39,392
                                                                                ---------         ---------
   Cash and cash equivalents ...........................................           35,858            46,999
Investment securities available-for-sale, at fair value ................           29,089            39,594
Mortgage-backed securities available-for-sale, at fair value ...........           96,219            70,409
Loans receivable, net unearned income ..................................          301,759           302,901
Allowance for loan losses ..............................................           (3,002)           (2,995)
Real estate acquired through foreclosure, net ..........................              146             1,307
Accrued interest receivable ............................................            1,829             1,913
Premises and equipment, net ............................................           12,890             8,807
Federal Home Loan Bank stock, at cost ..................................            2,575             2,639
Cash value of life insurance policies ..................................           10,098             6,834
Core deposit intangible ................................................            1,252             1,484
Goodwill ...............................................................            6,671             6,670
Other assets ...........................................................            5,833             6,005
                                                                                ---------         ---------

   Total assets ........................................................        $ 501,217         $ 492,567
                                                                                =========         =========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Noninterest-bearing demand accounts ....................................        $  13,053         $  11,203
Checking accounts ......................................................           28,774            25,773
Money market deposit accounts ..........................................           42,939            35,811
Savings accounts .......................................................           39,284            43,670
Time deposits ..........................................................          220,964           224,405
                                                                                ---------         ---------
   Total deposits ......................................................          345,014           340,862
Borrowed money .........................................................           52,671            47,575
Advances from borrowers for property taxes and insurance ...............              911               440
Accrued interest payable ...............................................              315               382
Other liabilities ......................................................            7,053             6,925
                                                                                ---------         ---------
   Total liabilities ...................................................          405,964           396,184
                                                                                ---------         ---------

Stockholders' Equity:
Common stock issued and outstanding, $0.01 par value, 20,000,000 shares authorized, 9,062,727 issued and outstanding December 31, 2002,
   8,926,908 issued and outstanding June 30, 2003 ......................               88                91
Additional paid-in-capital .............................................           65,581            68,176
Unallocated common stock held by Employee Stock Ownership Plan .........           (2,070)           (2,162)
Retained earnings, substantially restricted ............................           29,991            28,739
Accumulated unrealized gain on securities available-for-sale, net of tax            1,663             1,539
                                                                                ---------         ---------
   Total stockholders' equity ..........................................           95,253            96,383
                                                                                ---------         ---------

Total liabilities and stockholders' equity .............................        $ 501,217         $ 492,567
                                                                                =========         =========

Citizens South Banking Corporation
Consolidated Statements of Operations (unaudited)
(in thousands, except per share data)

                                                                     Three Months                            Six Months
                                                                    Ended June 30,                         Ended June 30,
                                                                    --------------                         --------------
                                                                2003               2002               2003               2002
                                                                ----               ----               ----               ----
Interest income
Loans ...............................................        $    4,364        $     5,425         $    8,833        $    11,013
Investment securities ...............................               272                357                689                679
Interest-bearing deposits ...........................                73                113                162                215
Mortgage-backed and related securities ..............               936                297              1,864                585
                                                             ----------        -----------         ----------        -----------
  Total interest income .............................             5,645              6,192             11,548             12,492

Interest Expense
Deposits ............................................             1,693              1,992              3,434              4,118
Borrowed funds ......................................               593                547              1,180              1,098
                                                             ----------        -----------         ----------        -----------
Total interest expense ..............................             2,286              2,539              4,614              5,216
                                                             ----------        -----------         ----------        -----------

Net interest income .................................             3,359              3,653              6,934              7,276
Provision for loan losses ...........................                15                 70                 30                135
                                                             ----------        -----------         ----------        -----------
  Net interest income after provision for loan losses             3,344              3,583              6,904              7,141

Noninterest Income
Fee income on deposit accounts ......................               621                571              1,178              1,093
Fee income on loan accounts .........................               267                171                513                314
Dividends on FHLB stock .............................                27                 44                 58                 99
Gain on sale of assets ..............................                45                 21                 60                109
Fair value adjustment on deferred compensation ......               156                (70)               187                (51)
Other noninterest income ............................               242                167                447                358
                                                             ----------        -----------         ----------        -----------
  Total noninterest income ..........................             1,358                904              2,443              1,922

Noninterest Expense
Compensation and benefits ...........................             1,498              1,311              2,986              2,698
Fair value adjustment on deferred compensation ......               156                (70)               187                (51)
Occupancy and equipment expense .....................               318                349                643                710
Professional services ...............................               211                 99                332                178
Amortization of intangible assets ...................               106                252                232                608
Loss on sale of assets ..............................                 3                 17                 13                 16
Other noninterest expenses ..........................               839                752              1,501              1,585
                                                             ----------        -----------         ----------        -----------
  Total noninterest expense .........................             3,131              2,710              5,894              5,744

Income before income taxes ..........................             1,571              1,777              3,453              3,319

Provision for income taxes ..........................               447                647              1,122              1,197
                                                             ----------        -----------         ----------        -----------

Net income ..........................................        $    1,124        $     1,130         $    2,331        $     2,122
                                                             ==========        ===========         ==========        ===========

Basic earnings per share ............................        $     0.13        $      0.13         $     0.27        $      0.24
Diluted earnings per share ..........................        $     0.13        $      0.13         $     0.26        $      0.24

Basic average common shares outstanding .............         8,660,195          8,776,726          8,708,740          8,731,925
Diluted average common shares outstanding ...........         8,808,915          8,923,672          8,840,222          8,735,209